UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
October 29, 2007

Rockford Corporation
(Exact name of registrant as specified in its charter)

Arizona	000-30138	86-0394353
(State or other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)
600 South Rockford Drive
Tempe, Arizona 85281
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code:
(480) 967-3565
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 7.01.	Regulation FD Disclosure.
Item 9.01.	Financial Statements and Exhibits.

SIGNATURES
INDEX TO EXHIBITS
EX-99.1
EX-99.1

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Rockford has elected William R. Jackson, age 46, as a director as of October 29, 2007.
     Mr. Jackson joined Rockford in 1995 as a regional sales manager and since then has served in a variety of sales and management positions. He was named Vice President of Sales and Marketing in February 2004 and was named President in August 2006. He has over 25 years experience in the consumer electronics industry. Prior to joining Rockford, he managed a retail consumer electronics stores for 13 years and operated a manufacturer’s sales representative firm for three years.
     Mr. Jackson will continue to serve as President and will be a salaried employee of Rockford, serving on the same terms as he has served prior to his appointment as a director. He will continue to have benefits comparable to those of other Rockford executive officers. Rockford has entered into a change of control agreement with Mr. Jackson comparable to those Rockford has with other executive officers.
     Mr. Jackson is not party to any arrangement or understanding with any other person pursuant to which he was or is to be selected as an officer or director. Mr. Jackson does not have any family relationship with any other director or executive officer of Rockford nor has he engaged or proposed to engage, since the beginning of the last fiscal year, in any transaction in which one of our directors, nominees for election as a director, executive officers, security holders that we know to hold more than 5% of our voting securities or any member of the immediate family of the foregoing, is interested.
Item 7.01. Regulation FD Disclosure.
     On October 29, 2007, Rockford issued a news release announcing its financial results for the three and nine months ended September 30, 2007, and the election of William Jackson to the board of directors. A copy of the news release is furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c) The following exhibit is furnished herewith:
99.1	News release of Rockford dated October 29, 2007, announcing its financial results for the three and nine months ended September 30, 2007, and titled “Rockford Corporation Reports Third Quarter and Year to Date 2007 Profit; Announces Appointment of President Bill Jackson to the Board of Directors”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 30, 2007

ROCKFORD CORPORATION
By:	/s/ William R. Jackson
William R. Jackson
President

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	News release of Rockford dated October 29, 2007, announcing its financial results for the three and nine months ended September 30, 2007, and titled “Rockford Corporation Reports Third Quarter and Year to Date 2007 Profit; Announces Appointment of President Bill Jackson to the Board of Directors”